SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2004

Progenics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code  (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

Effective September 16, 2004, Progenics Pharmaceuticals, Inc. (the “Company”) and UR Labs, Inc. agreed to amend their Methylnaltrexone (MNTX) Exclusive Sub-License Agreement. The parties established a new milestone date, on or before June 30, 2006, for filing a New Drug Application (NDA) for approval of the first Licensed Product in the US. There were no modifications to payment schedules or any other terms or conditions of the Agreement. Assuming successful completion of its two, ongoing, phase 3 clinical studies of MNTX, the Company anticipates filing an NDA for MNTX for the treatment of opioid-induced constipation in advanced medical illness in the second half of 2005.

Item 9.01     Financial Statements and Exhibits

(c)
EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.28	Amendment to Exclusive Sub-License Agreement between Progenics Pharmaceuticals, Inc. and UR Labs, Inc., dated September 21, 2001 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By: /s/ ROBERT A. MCKINNEY

Name: Robert A. McKinney
Title: Vice President, Finance and Operations

Dated: September 20, 2004